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                                    FORM 603
                              Corporations Act 2001
                                  Section 671B

                      NOTICE OF INITIAL SUBSTANTIAL HOLDER
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To  Company Name/Scheme            WMC Resources Ltd
                                   ---------------------------------------------

ACN/ARSN                           76 004 184 598
                                   ---------------------------------------------

1. DETAILS OF SUBSTANTIAL HOLDER (1) BHP Billiton Limited
Name                               ---------------------------------------------
ACN/ARSN (if applicable)           49 004 028 077
                                   ---------------------------------------------
                                   This notice is also given by BHP Billiton
                                   Limited on behalf of BHP Billiton Plc and on
                                   behalf of BHP Billiton Limited's controlled
                                   bodies corporate (BHP BILLITON SUBSIDIARIES)
                                   and on behalf of BHP Billiton Plc's
                                   controlled bodies corporate including those
                                   named in the list of 15 pages annexed to this
                                   notice and marked "A".
                                   ---------------------------------------------
                                   ---------------------------------------------

The holder became a substantial holder on         21/3/2005
                                                  -------------------


2. DETAILS OF VOTING POWER
The total number of votes attached to all the voting shares in the company or voting interests in the scheme that the substantial holder or an associate (2) had a relevant interest (3) in on the date the substantial holder became a substantial holder are as follows:
------------------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
             Class of
             securities
             (4)               Number of securities                           Person's votes (5)      Voting power (6)
         ---------------------------------------------------------------------------------------------------------------------------
         ---------------------------------------------------------------------------------------------------------------------------
         Ordinary shares       0                                              0                        0.00%
         ---------------------------------------------------------------------------------------------------------------------------

3. DETAILS OF RELEVANT INTERESTS
The nature of the relevant interest the substantial holder or an associate had in the following voting securities on the date the substantial holder became a substantial holder are as follows:
         --------------------------------------------------------------------------------------------------------------
             Holder of relevant interest       Nature of relevant interest (7)        Class and number of securities
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Not applicable                    Not applicable                          Not applicable
         --------------------------------------------------------------------------------------------------------------

4. DETAILS OF PRESENT REGISTERED HOLDERS
The persons registered as holders of the securities referred to in paragraph 3 above are as follows:
         --------------------------------------------------------------------------------------------------------------
             Holder of relevant                                              Person entitled to be     Class and
         -------------------------       Registered holder of                registered as holder      number
             Interest                    Securities                          (8)                       of securities
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Not applicable              Not applicable                     Not applicable              Not applicable
         --------------------------------------------------------------------------------------------------------------

5.  CONSIDERATION
The consideration paid for each relevant interest referred to in paragraph 3 above, and acquired in the four months prior to the day that the substantial holder became a substantial holder is as follows:
         --------------------------------------------------------------------------------------------------------------
             Holder of relevant                 Date of acquisition          Consideration (9)        Class and number
             Interest                                                                                  of securities
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                            Cash        Non-cash
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Not applicable                     Not applicable              Not           Not           Not applicable
                                                                        applicable    applicable
         --------------------------------------------------------------------------------------------------------------

6.  ASSOCIATES
The reasons the persons named in paragraph 3 above are associates of the substantial holder are as follows:

         --------------------------------------------------------------------------------------------------------------
           Name and ACN/ARSN (if                Nature of association
           applicable)
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Not applicable                    Not applicable
         --------------------------------------------------------------------------------------------------------------






7.  ADDRESSES
The addresses of persons named in this form are as follows:

         --------------------------------------------------------------------------------------------------------------
             Name                               Address
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         BHP Billiton Limited, BHP         C/- BHP BIlliton Limited
         Billiton Plc and each company     180 Lonsdale Street, Melbourne, Victoria 3000
         listed in Annexure A
         --------------------------------------------------------------------------------------------------------------


---------------------------
SIGNATURE



           print name                                     capacity
                        --------------------------------------------------------
                        --------------------------------------------------------
            sign here                                     date
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                                   DIRECTIONS
(1) If there are a number of substantial holders with similar or related relevant interests (eg. a corporation and its related corporations, or the manager and trustee of an equity trust), the names could be included in an annexure to the form. If the relevant interests of a group of persons are essentially similar, they may be referred to throughout the form as a specifically named group if the membership of each group, with the names and addresses of members is clearly set out in paragraph 7 of the form.

(2)      See the definition of "associate" in section 9 of the Corporations Act
         2001.

(3) See the definition of "relevant interest" in sections 608 and 671B(7) of the Corporations Act 2001.

(4) The voting shares of a company constitute one class unless divided into separate classes.

(5) The total number of votes attached to all the voting shares in the company or voting interests in the scheme (if any) that the person or an associate has a relevant interest in.

(6) The person's votes divided by the total votes in the body corporate or scheme multiplied by 100.

(7) Include details of:
         (a) any relevant agreement or other circumstances by which the relevant interest was acquired. If subsection 671B(4) applies, a copy of any document setting out the terms of any relevant agreement, and a statement by the person giving full and accurate details of any contract, scheme or arrangement, must accompany this form, together with a written statement certifying this contract, scheme or arrangement; and

         (b) any qualification of the power of a person to exercise, control the exercise of, or influence the exercise of, the voting powers or disposal of the securities to which the relevant interest relates (indicating clearly the particular securities to which the qualification applies).

         See the definition of "relevant agreement" in section 9 of the Corporations Act 2001.

(8) If the substantial holder is unable to determine the identity of the person (eg. if the relevant interest arises because of an option) write "unknown."

(9) Details of the consideration must include any and all benefits, moneys and other, that any person from whom a relevant interest was acquired has, or may, become entitled to receive in relation to that acquisition. Details must be included even if the benefit is conditional on the happening or not of a contingency. Details must be included of any benefit paid on behalf of the substantial holder or its associate in relation to the acquisitions, even if they are not paid directly to the person from whom the relevant interest was acquired.

                                   ANNEXURE A

                            BHP BILLITON SUBSIDIARIES


This is Annexure A of 15 pages referred to in the form 603, Notice of Initial
Substantial Holder, signed by me and dated      March 2005.




       SIGN HERE


       print name  --------------------------------